EXHIBIT 10.1
SIXTH AMENDMENT TO CREDIT AGREEMENT
This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of April 14, 2020, by and among:
DICK’S SPORTING GOODS, INC., a Delaware corporation, and DICK’S MERCHANDISING & SUPPLY CHAIN, INC., an Ohio corporation (jointly and severally, individually and collectively, the “Borrower”);
the Guarantors referred to on the signature pages hereof;
WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association with offices at 125 High Street, 11th Floor, Boston, Massachusetts 02110, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”) for the Credit Parties and as L/C Issuer and Swing Line Lender; and
the Lenders referred to on the signature pages hereof.
WITNESSETH:
A. Reference is made to a certain Amended and Restated Credit Agreement, dated as of August 12, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among (i) the Borrower, (ii) the Guarantors from time to time party thereto, (iii) the Lenders from time to time party thereto, and (iv) the Agent.  All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Credit Agreement.
B. The Loan Parties, the Agent, and the Lenders have agreed to amend certain terms and conditions of the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE 1
AMENDMENTS TO CREDIT AGREEMENT.
Section 1.1 Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
““Call Spread Transactions” means any Swap Contracts (including any call options and warrants) entered into by DKS in connection with the issuance of Convertible Notes.”

““Convertible Notes” means up to $575 million in aggregate principal amount of convertible senior notes issued by DKS on or after the date hereof.”

Section 1.2 Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Bank Products” set forth therein in its entirety and by substituting the following in its stead:
““Bank Products” means any services or facilities provided to any Loan Party by the Agent, any Lender or any of their respective Affiliates, including, without limitation, on account of (a) Swap Contracts (other than the Call Spread Transactions), (b) merchant services constituting a line of credit, (c) leasing, (d) Factored Receivables, and (e) supply chain finance services including, without limitation, trade payable services and supplier accounts receivable purchases, but excluding Cash Management Services.”
Section 1.3 Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Equity Interests” set forth therein in its entirety and by substituting the following in its stead:
““Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or non-voting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided that notwithstanding the foregoing or anything to the contrary provided herein, in no event will the Call Spread Transactions or the Convertible Notes constitute Equity Interests (it being understood for the avoidance of doubt that any capital stock of DKS into which the Convertible Notes are actually converted shall constitute Equity Interests of DKS from and after the date of such conversion).”
Section 1.4 Section 8.01 of the Credit Agreement is hereby amended by amending and restating clause (e) thereof as follows:
“(e) Cross-Default. (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Indebtedness, or (B) fails to observe or perform any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Indebtedness or the beneficiary or beneficiaries of any Guarantee thereof (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; in each case, other than under or pursuant to any Swap Contract; or (ii) there occurs under any Swap Contract (other than the Call Spread Transactions) an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Loan Party or such Subsidiary as a result thereof is greater than $75,000,000; or”

ARTICLE 2
CONDITIONS PRECEDENT TO EFFECTIVENESS.
This Amendment shall be effective when each of the following conditions shall be satisfied (the date of such effectiveness, the “Sixth Amendment Effective Date”):
(a) the Agent shall have received each of the following, each of which shall be originals, telecopies, other electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or DocuSign® electronic signature, subject to Section 10.10 of the Credit Agreement (followed promptly by originals) unless otherwise specified or permitted by the Credit Agreement :
(i) this Amendment, duly executed by the Borrower, the Guarantors, the Agent, and Lenders constituting the Required Lenders;
(ii) a certificate signed by a Responsible Officer of the Borrower certifying that (1) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Sixth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects, and (2) no Default or Event of Default exists as of the Sixth Amendment Effective Date; and
(b) all reasonable Credit Party Expenses incurred by the Agent in connection with the preparation and negotiation of this Amendment and related documents (including the reasonable fees and expenses of counsel to the Agent) that have been invoiced at least two Business Days prior to the date hereof shall have been paid in full by the Borrower in accordance with terms of Section 10.04 of the Credit Agreement.

ARTICLE 3
MISCELLANEOUS.
Section 3.1 This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  This Amendment shall be valid, binding and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) a DocuSign® electronic signature, (ii) an original, manual signature, or (iii) a faxed, electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or photocopied manual signature.  Each DocuSign®, faxed, electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature and shall include the relevant certificate of completion for the relevant notice of update.
Section 3.2 This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
Section 3.3 Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.
Section 3.4 Each Loan Party warrants and represents that it is not relying on any representations or warranties of the Agent or the other Credit Parties or their counsel in entering into this Amendment.
Section 3.5 This Amendment SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, without giving effect to the conflicts of laws principles thereof, but including section 5-1401 of the New York general obligations law.
[signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first above written.

BORROWER:
DICK’S SPORTING GOODS, INC.
By: /s/ Lee J. Belitsky Name: Lee J. Belitsky Title: Executive Vice President - Chief Financial Officer
DICK’S MERCHANDISING & SUPPLY CHAIN, INC.
By: /s/ Lee J. Belitsky Name: Lee J. Belitsky Title: President
GUARANTORS:
AMERICAN SPORTS LICENSING, LLC
By: /s/ Lee J. Belitsky Name: Lee J. Belitsky Title: President
CHICK’S SPORTING GOODS, LLC
By: /s/ Lee J. Belitsky Name: Lee J. Belitsky Title: President
DSG FINANCE, LLC
By: /s/ Lee J. Belitsky Name: Lee J. Belitsky Title: President

DSG OF VIRGINIA, LLC
By: /s/ Lee J. Belitsky Name: Lee J. Belitsky Title: President
GALYAN’S TRADING COMPANY, LLC
By: /s/ Lee J. Belitsky Name: Lee J. Belitsky Title: President
GOLF GALAXY GOLFWORKS, INC.
By: /s/ Lee J. Belitsky Name: Lee J. Belitsky Title: Executive Vice President
GOLF GALAXY, LLC
By: /s/ Lee J. Belitsky Name: Lee J. Belitsky Title: Executive Vice President

Agent:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Joseph Burt Name: Joseph Burt Title: Director

LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Joseph Burt Name: Joseph Burt Title: Director

BANK OF AMERICA, N.A.
By: /s/ Christine Hutchinson Name: Christine Hutchinson Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION
By: /s/ Michele Ranieri Name: Michele Ranieri Title: Vice President

TRUIST BANK (formerly known as Branch Banking and Trust Company)
By: /s/ Marc Bohntinsky Name: Mark Bohntinsky Title: Managing Director

JPMORGAN CHASE BANK, N.A.
By: /s/ James A. Knight Name: James A. Knight Title: Executive Director

HSBC BANK USA, NATIONAL ASSOCIATION
By: /s/ Jaime Mariano Name: Jaime Mariano Title: Senior Vice President #21440

TD BANK NA
By: /s/ Jennifer Visconti Name: Jennifer Visconti Title: Vice President